EXHIBIT 32.2
FIVE STAR BANCORP
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Five Star Bancorp (the “Registrant”) for the period ended September 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Heather Luck, Senior Vice President & Chief Financial Officer of the Registrant, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

November 14, 2022	/s/ Heather Luck
Date	Heather Luck
Senior Vice President & Chief Financial Officer